SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 2005 by and between Alternate Energy Corp. , a Nevada corporation ("Borrower") its mailing address being 3325 North Service Road, Urit 105, Burlington, Ontario, Canada L7N 3G2 and Blaine Froats, ("Lender") an individual residing in Ontrio and existing under the laws of the Province of Ontario.

WITNESSETH:

WHEREAS Lender has agreed, upon certain conditions to loan Borrower the sum of Three Hundred and fifty thousand three hundred and eighty one US Dollars ($350,381 USD) ("Loan"); and

WHEREAS, the Loan is evidenced by a promissory note of even date herewith in the principal amount of Three Hundred and Fifty Thousand Three Hundred and Eighty One US Dollars ($350,381 USD) executed and delivered by Borrower in favor of Lender (""Note"); and

WHEREAS, in connection with making the Loan, Lender requires that Borrower enter into this Agreement to secure the Obligations (as hereinafter defined) of Borrower to Lender.

NOW THEREFORE, in consideration of TEN DOLLARS ($10.00 Cdn.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

1. Definitions. Lender and Borrower agree that, unless otherwise specified herein, the following terms shall have the meanings set forth below:

(a) "Assets" shall mean: all assets of every type and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by Borrower, including the types of collateral identified by the following terms, which terms shall have the meaning ascribed to them in Chapter 9 of the Uniform Commercial Code as adopted and amended in the State of Nevada, United States of America

(i) All "Goods," including all "Goods," including but not limited to, all "Consumer Goods," all "Equipment," all "Fixtures" and all "Inventories";

(ii) All "Documents";
(iii) All "Instruments";
(iv) All "Chattel Paper";
(v) All "General Intangibles"; and
(vi) All "Accounts."

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 2005 by and between Alternate Energy Corp. , a Nevada corporation ("Borrower") its mailing address being 3325 North Service Road, Urit 105, Burlington, Ontario, Canada L7N 3G2 and Blaine Froats, ("Lender") an individual residing in Ontrio and existing under the laws of the Province of Ontario.

WITNESSETH:

WHEREAS Lender has agreed, upon certain conditions to loan Borrower the sum of Three Hundred and fifty thousand three hundred and eighty one US Dollars ($350,381 USD) ("Loan"); and

WHEREAS, the Loan is evidenced by a promissory note of even date herewith in the principal amount of Three Hundred and Fifty Thousand Three Hundred and Eighty One US Dollars ($350,381 USD) executed and delivered by Borrower in favor of Lender (""Note"); and

WHEREAS, in connection with making the Loan, Lender requires that Borrower enter into this Agreement to secure the Obligations (as hereinafter defined) of Borrower to Lender.

NOW THEREFORE, in consideration of TEN DOLLARS ($10.00 Cdn.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

1. Definitions. Lender and Borrower agree that, unless otherwise specified herein, the following terms shall have the meanings set forth below:

(a) "Assets" shall mean: all assets of every type and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by Borrower, including the types of collateral identified by the following terms, which terms shall have the meaning ascribed to them in Chapter 9 of the Uniform Commercial Code as adopted and amended in the State of Nevada, United States of America

(i) All "Goods," including all "Goods," including but not limited to, all "Consumer Goods," all "Equipment," all "Fixtures" and all "Inventories";

(ii) All "Documents";
(iii) All "Instruments";
(iv) All "Chattel Paper";
(v) All "General Intangibles"; and
(vi) All "Accounts."

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 2005 by and between Alternate Energy Corp. , a Nevada corporation ("Borrower") its mailing address being 3325 North Service Road, Urit 105, Burlington, Ontario, Canada L7N 3G2 and Blaine Froats, ("Lender") an individual residing in Ontrio and existing under the laws of the Province of Ontario.

WITNESSETH:

WHEREAS Lender has agreed, upon certain conditions to loan Borrower the sum of Three Hundred and fifty thousand three hundred and eighty one US Dollars ($350,381 USD) ("Loan"); and

WHEREAS, the Loan is evidenced by a promissory note of even date herewith in the principal amount of Three Hundred and Fifty Thousand Three Hundred and Eighty One US Dollars ($350,381 USD) executed and delivered by Borrower in favor of Lender (""Note"); and

WHEREAS, in connection with making the Loan, Lender requires that Borrower enter into this Agreement to secure the Obligations (as hereinafter defined) of Borrower to Lender.

NOW THEREFORE, in consideration of TEN DOLLARS ($10.00 Cdn.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

1. Definitions. Lender and Borrower agree that, unless otherwise specified herein, the following terms shall have the meanings set forth below:

(a) "Assets" shall mean: all assets of every type and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by Borrower, including the types of collateral identified by the following terms, which terms shall have the meaning ascribed to them in Chapter 9 of the Uniform Commercial Code as adopted and amended in the State of Nevada, United States of America

(i) All "Goods," including all "Goods," including but not limited to, all "Consumer Goods," all "Equipment," all "Fixtures" and all "Inventories";

(ii) All "Documents";
(iii) All "Instruments";
(iv) All "Chattel Paper";
(v) All "General Intangibles"; and
(vi) All "Accounts."

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 2005 by and between Alternate Energy Corp. , a Nevada corporation ("Borrower") its mailing address being 3325 North Service Road, Urit 105, Burlington, Ontario, Canada L7N 3G2 and Blaine Froats, ("Lender") an individual residing in Ontrio and existing under the laws of the Province of Ontario.

WITNESSETH:

WHEREAS Lender has agreed, upon certain conditions to loan Borrower the sum of Three Hundred and fifty thousand three hundred and eighty one US Dollars ($350,381 USD) ("Loan"); and

WHEREAS, the Loan is evidenced by a promissory note of even date herewith in the principal amount of Three Hundred and Fifty Thousand Three Hundred and Eighty One US Dollars ($350,381 USD) executed and delivered by Borrower in favor of Lender (""Note"); and

WHEREAS, in connection with making the Loan, Lender requires that Borrower enter into this Agreement to secure the Obligations (as hereinafter defined) of Borrower to Lender.

NOW THEREFORE, in consideration of TEN DOLLARS ($10.00 Cdn.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

1. Definitions. Lender and Borrower agree that, unless otherwise specified herein, the following terms shall have the meanings set forth below:

(a) "Assets" shall mean: all assets of every type and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by Borrower, including the types of collateral identified by the following terms, which terms shall have the meaning ascribed to them in Chapter 9 of the Uniform Commercial Code as adopted and amended in the State of Nevada, United States of America

(i) All "Goods," including all "Goods," including but not limited to, all "Consumer Goods," all "Equipment," all "Fixtures" and all "Inventories";

(ii) All "Documents";
(iii) All "Instruments";
(iv) All "Chattel Paper";
(v) All "General Intangibles"; and
(vi) All "Accounts."

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 2005 by and between Alternate Energy Corp. , a Nevada corporation ("Borrower") its mailing address being 3325 North Service Road, Urit 105, Burlington, Ontario, Canada L7N 3G2 and Blaine Froats, ("Lender") an individual residing in Ontrio and existing under the laws of the Province of Ontario.

WITNESSETH:

WHEREAS Lender has agreed, upon certain conditions to loan Borrower the sum of Three Hundred and fifty thousand three hundred and eighty one US Dollars ($350,381 USD) ("Loan"); and

WHEREAS, the Loan is evidenced by a promissory note of even date herewith in the principal amount of Three Hundred and Fifty Thousand Three Hundred and Eighty One US Dollars ($350,381 USD) executed and delivered by Borrower in favor of Lender (""Note"); and

WHEREAS, in connection with making the Loan, Lender requires that Borrower enter into this Agreement to secure the Obligations (as hereinafter defined) of Borrower to Lender.

NOW THEREFORE, in consideration of TEN DOLLARS ($10.00 Cdn.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

1. Definitions. Lender and Borrower agree that, unless otherwise specified herein, the following terms shall have the meanings set forth below:

(a) "Assets" shall mean: all assets of every type and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by Borrower, including the types of collateral identified by the following terms, which terms shall have the meaning ascribed to them in Chapter 9 of the Uniform Commercial Code as adopted and amended in the State of Nevada, United States of America

(i) All "Goods," including all "Goods," including but not limited to, all "Consumer Goods," all "Equipment," all "Fixtures" and all "Inventories";

(ii) All "Documents";
(iii) All "Instruments";
(iv) All "Chattel Paper";
(v) All "General Intangibles"; and
(vi) All "Accounts."

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 2005 by and between Alternate Energy Corp. , a Nevada corporation ("Borrower") its mailing address being 3325 North Service Road, Urit 105, Burlington, Ontario, Canada L7N 3G2 and Blaine Froats, ("Lender") an individual residing in Ontrio and existing under the laws of the Province of Ontario.

WITNESSETH:

WHEREAS Lender has agreed, upon certain conditions to loan Borrower the sum of Three Hundred and fifty thousand three hundred and eighty one US Dollars ($350,381 USD) ("Loan"); and

WHEREAS, the Loan is evidenced by a promissory note of even date herewith in the principal amount of Three Hundred and Fifty Thousand Three Hundred and Eighty One US Dollars ($350,381 USD) executed and delivered by Borrower in favor of Lender (""Note"); and

WHEREAS, in connection with making the Loan, Lender requires that Borrower enter into this Agreement to secure the Obligations (as hereinafter defined) of Borrower to Lender.

NOW THEREFORE, in consideration of TEN DOLLARS ($10.00 Cdn.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

1. Definitions. Lender and Borrower agree that, unless otherwise specified herein, the following terms shall have the meanings set forth below:

(a) "Assets" shall mean: all assets of every type and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by Borrower, including the types of collateral identified by the following terms, which terms shall have the meaning ascribed to them in Chapter 9 of the Uniform Commercial Code as adopted and amended in the State of Nevada, United States of America

(i) All "Goods," including all "Goods," including but not limited to, all "Consumer Goods," all "Equipment," all "Fixtures" and all "Inventories";

(ii) All "Documents";
(iii) All "Instruments";
(iv) All "Chattel Paper";
(v) All "General Intangibles"; and
(vi) All "Accounts."

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 2005 by and between Alternate Energy Corp. , a Nevada corporation ("Borrower") its mailing address being 3325 North Service Road, Urit 105, Burlington, Ontario, Canada L7N 3G2 and Blaine Froats, ("Lender") an individual residing in Ontrio and existing under the laws of the Province of Ontario.

WITNESSETH:

WHEREAS Lender has agreed, upon certain conditions to loan Borrower the sum of Three Hundred and fifty thousand three hundred and eighty one US Dollars ($350,381 USD) ("Loan"); and

WHEREAS, the Loan is evidenced by a promissory note of even date herewith in the principal amount of Three Hundred and Fifty Thousand Three Hundred and Eighty One US Dollars ($350,381 USD) executed and delivered by Borrower in favor of Lender (""Note"); and

WHEREAS, in connection with making the Loan, Lender requires that Borrower enter into this Agreement to secure the Obligations (as hereinafter defined) of Borrower to Lender.

NOW THEREFORE, in consideration of TEN DOLLARS ($10.00 Cdn.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

1. Definitions. Lender and Borrower agree that, unless otherwise specified herein, the following terms shall have the meanings set forth below:

(a) "Assets" shall mean: all assets of every type and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by Borrower, including the types of collateral identified by the following terms, which terms shall have the meaning ascribed to them in Chapter 9 of the Uniform Commercial Code as adopted and amended in the State of Nevada, United States of America

(i) All "Goods," including all "Goods," including but not limited to, all "Consumer Goods," all "Equipment," all "Fixtures" and all "Inventories";

(ii) All "Documents";
(iii) All "Instruments";
(iv) All "Chattel Paper";
(v) All "General Intangibles"; and
(vi) All "Accounts."

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 2005 by and between Alternate Energy Corp. , a Nevada corporation ("Borrower") its mailing address being 3325 North Service Road, Urit 105, Burlington, Ontario, Canada L7N 3G2 and Blaine Froats, ("Lender") an individual residing in Ontrio and existing under the laws of the Province of Ontario.

WITNESSETH:

WHEREAS Lender has agreed, upon certain conditions to loan Borrower the sum of Three Hundred and fifty thousand three hundred and eighty one US Dollars ($350,381 USD) ("Loan"); and

WHEREAS, the Loan is evidenced by a promissory note of even date herewith in the principal amount of Three Hundred and Fifty Thousand Three Hundred and Eighty One US Dollars ($350,381 USD) executed and delivered by Borrower in favor of Lender (""Note"); and

WHEREAS, in connection with making the Loan, Lender requires that Borrower enter into this Agreement to secure the Obligations (as hereinafter defined) of Borrower to Lender.

NOW THEREFORE, in consideration of TEN DOLLARS ($10.00 Cdn.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

1. Definitions. Lender and Borrower agree that, unless otherwise specified herein, the following terms shall have the meanings set forth below:

(a) "Assets" shall mean: all assets of every type and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by Borrower, including the types of collateral identified by the following terms, which terms shall have the meaning ascribed to them in Chapter 9 of the Uniform Commercial Code as adopted and amended in the State of Nevada, United States of America

(i) All "Goods," including all "Goods," including but not limited to, all "Consumer Goods," all "Equipment," all "Fixtures" and all "Inventories";

(ii) All "Documents";
(iii) All "Instruments";
(iv) All "Chattel Paper";
(v) All "General Intangibles"; and
(vi) All "Accounts."